ACQUISITIONS	12 Months Ended
Dec. 31, 2024
ACQUISITIONS
ACQUISITIONS

5.ACQUISITIONS

Acquisition of Investment in San Nicolás Joint Arrangement

On April 6, 2023, Agnico Eagle and Teck entered into a joint venture shareholders’ agreement in respect of the San Nicolás copper - zinc development project located in Zacatecas, Mexico. The agreement provides that Agnico Eagle, through a wholly - owned Mexican subsidiary, will subscribe for a 50% interest in MSN for $580.0 million, to be contributed as study and development costs are incurred by MSN. For governance purposes, the agreement treats Agnico Eagle as a 50% shareholder in MSN regardless of the number of shares that have been issued to Agnico Eagle or its affiliates, except in certain circumstances of default. Under IFRS 11, Agnico Eagle jointly controls MSN as both parties have the ability to make decisions relating to the relevant activities of MSN through their equal representation on the Board of Directors and corresponding 50/50 voting rights. As a joint operation, the Company accounts for its interest in MSN by recognizing its share of the respective assets, liabilities, revenues, expenses and cash flows.

On closing of the transaction, the Company recorded the initial acquisition of the mineral property and a $265.1 million liability representing the minimum unavoidable obligation under the agreement (Note 15).

Acquisition of the Canadian Assets of Yamana Gold Inc. (“Yamana”)

On March 31, 2023, the Company completed a transaction (the “Yamana Transaction”) under an arrangement agreement entered into with Yamana and Pan American Silver Corp. (“Pan American”) pursuant to which Pan American acquired all of the issued and outstanding common shares of Yamana and Yamana sold the subsidiaries and partnerships that held Yamana’s interests in its Canadian assets to Agnico Eagle, including the remaining 50% of Canadian Malartic that the Company did not then hold, a 100% interest in the Wasamac project located in the Abitibi region of Quebec and several other exploration properties located in Ontario and Manitoba. The acquisition increased the Company’s production, mineral reserves and cash flow.

The Company determined that the acquisition represented a business combination under IFRS 3- Business Combinations (“IFRS 3”), with Agnico Eagle identified as the acquirer and, as such, was accounted for using the acquisition method of accounting in accordance with IFRS 3.

5.ACQUISITIONS (Continued)

Prior to the Yamana Transaction, Agnico Eagle’s 50% interest in CMC and the Partnership were jointly controlled with Yamana and met the definition of a joint operation under IFRS 11, with Agnico Eagle recognizing its share of the assets, liabilities, revenues and expenses in its consolidated results. As of March 31, 2023, Agnico Eagle controlled 100% of CMC and the Partnership and, upon applying the requirements under IFRS 3 for a business combination achieved in stages, the Company re - measured its previously held 50% interest in CMC and the Partnership to fair value on acquisition date. The acquisition date fair value of the previously held 50% interest was determined to be $2,697.6 million, resulting in the recognition of a re - measurement gain through net earnings of $1,543.4 million. The fair value of $2,697.6 million forms part of the total consideration transferred under the Yamana Transaction as reflected in the table below. The fair value of common shares issued was calculated based on 36,177,931 common shares issued at the closing share price on the trading day immediately prior to the closing of the Yamana Transaction.

The aggregate purchase consideration for the acquired assets, net of the assumed liabilities is as follows:

Fair value of common shares issued	$1,858,219
Cash	1,001,291
Fair value of previously held 50% interest	2,697,604
$5,557,114

The following table sets out the final allocation of the purchase price to the assets acquired and liabilities assumed based on management’s estimates of fair value.

	Preliminary(i)	Adjustments	Final
Cash and cash equivalents	$1,049	$—	$1,049
Inventories	165,423	—	165,423
Other current assets	29,890	—	29,890
Property, plant and mine development	4,949,392	(1,183,876)	3,765,516
Goodwill	2,078,562	803,666	2,882,228
Other assets	330,215	(96,940)	233,275
Accounts payable and accrued and other liabilities	(117,905)	—	(117,905)
Reclamation provision	(203,341)	(4,950)	(208,291)
Deferred income and mining tax liabilities	(1,646,500)	482,100	(1,164,400)
Other liabilities	(29,671)	—	(29,671)
Total assets acquired, net of liabilities assumed	$5,557,114	$—	$5,557,114

Note:

(i) Estimates of the fair value of assets acquired and liabilities assumed are presented as reported in the Company’s condensed interim consolidated financial statements as at March 31, 2023.

Goodwill represents items including the expected value of additional exploration potential arising from the acquisition. None of the goodwill is expected to be deductible for income and mining tax purposes.

The Company incurred $18.4 million of acquisition-related costs in the year ended December 31, 2023. Acquisition-related costs are recorded in the other expenses line of the consolidated statements of income.

5.ACQUISITIONS (Continued)

The results of operations, cash flows and net assets acquired in the Yamana Transaction have been consolidated with those of the Company from March 31, 2023. For the year ended December 31, 2023, the Yamana Transaction contributed revenue of $493.8 million and earnings before income and mining taxes of $108.2 million.

Total consolidated revenue and earnings before income and mining taxes of the Company for the year ended December 31, 2023 were $6,626.9 million and $2,359.1 million, respectively. If the Yamana transaction had taken place on January 1, 2023, pro forma total consolidated revenue and income before income and mining taxes for the Company would have been approximately $6,765.3 million and $2,408.3 million, respectively, for the year ended December 31, 2023.